UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 18, 2005


                        GLOBAL MATERIALS & SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                 000-26261                         57-1216206
         (Commission File Number)       (IRS Employer Identification No.)


9316 WHEATLANDS ROAD, SUITE C, SANTEE, CALIFORNIA                92071
         (principal executive offices)                         (Zip Code)

                                 (619) 258-3640
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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     ITEM  4.02     NON-RELIANCE  ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
RELATED  AUDIT  REPORT  OR  COMPLETED  INTERIM  REVIEW.

     On April 18, 2005, Global Materials & Services, Inc. (the "Registrant") issued a press release announcing that the Board of the Directors of the Registrant has determined that the financial statements contained in the Registrant's Form 10-KSB for the fiscal year ended December 31, 2003, Forms 10-QSB for the second and third quarter of 2003, and all of Forms 10-QSB for the fiscal year ended December 31, 2004 should be restated. A copy of that press release is attached as Exhibit 99.1 to this Current Report and is incorporated in this Item 4.02 by reference.

     The restated financial statements will be contained in an amended Form 10-KSB for the fiscal year ended December 31, 2003 and in the amended Forms
10-QSB for the second and third quarters of 2003 and all of 2004 to be filed after the date hereof.

     The foregoing description of the new financial statements is not a complete summary. You are urged to read the complete documents on amended Forms 10-KSB and 10-QSB, copies of which may be found after filing on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

ITEM 9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

The following exhibit is filed herewith:

EXHIBIT NO.     IDENTIFICATION OF EXHIBIT
-----------     -------------------------

       99.1     Press Release.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 18, 2005               GLOBAL MATERIALS & SERVICES, INC.


                                    By /s/ Stephen F. Owens
                                      ------------------------------------------
                                      Stephen F. Owens, President


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